Exhibit 10.15

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS EITHER (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL, OR DISCLOSURE OF SUCH INFORMATION WOULD CONSTITUTE A CLEARLY UNWARRANTED INVASION OF PERSONAL PRIVACY. REDACTED INFORMATION IS MARKED WITH A [*****]

MASTER SERVICES AGREEMENT

This Master Services Agreement (this “Agreement”), dated as of November 13, 2024 (the “Effective Date”), between Brag House Holdings, Inc. (“Brag”), a Delaware corporation, with its registered office at 25 Pompton Avenue, Suite 101, Verona, NJ 07044, and Artemis Ave LLC (“Artemis”), a Delaware limited liability company, with its registered office at 23371 Mulholland Drive, Suite 480, Woodland Hills, CA 91364. Each of Brag and Artemis may be referred to individually hereinafter as a “Party” and, collectively, as the “Parties.”

WHEREAS, Artemis is a developer of video distribution and social engagement software;

WHEREAS, Brag is a company focused on video gaming and creating social communities around video games; and

WHEREAS, Brag wishes to procure from Artemis the development and other services described herein, and Artemis wishes to provide such services to Brag, each on the terms and conditions set out in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

1.	Definitions.

The following terms, when used in this Agreement, shall have the respective meanings set forth below.

“Actual Price” has the meaning set forth in Section 3(a).

“Agreement” has the meaning specified in the preamble to this Agreement.

“Artemis” has the meaning specified in the preamble to this Agreement.

“Artemis Indemnitee” has the meaning set forth in Section 16(b).

“Artemis Representatives” has the meaning set forth in Section 5.

“Artemis ZuCasa Platform” means Artemis’s proprietary video hosting platform.

“Brag” has the meaning specified in the preamble to this Agreement.

“Brag Common Stock” has the meaning set forth in Section 2(a).

“Brag Indemnitee” has the meaning set forth in Section 16(a).

“Brag IPO” has the meaning set forth in Section 3(a).

“Brag Materials” means any materials and information, including documents, data, specifications, software, content, and technology that are provided to Artemis by or on behalf of Brag in connection with this Agreement.

“Brag Platform” has the meaning set forth in Exhibit A.

“Change” has the meaning set forth in Section 7(a).

“Change Evaluation Period” has the meaning set forth in Section 7(b)(iii).

“Change Order” has the meaning set forth in Section 7(b)(iii).

“Change Request” has the meaning set forth in Section 7(b)(i).

“Confidential Information” has the meaning set forth in Section 14(a).

“Deliverables” means the Software and related Documentation.

“Derivatives” has the meaning set forth in Section 9(a).

“Disclosing Party” has the meaning set forth in Section 14(a).

“Documentation” means all manuals, instructions, specifications, and other documents and materials that Artemis provides or makes available to Brag in any medium, which describe the functionality, components, features, or requirements of the Software, including the installation, configuration, Software, operation, use, support, and maintenance thereof.

“Effective Date” has the meaning specified in the preamble to this Agreement.

“Escalation Process” has the meaning set forth in Section 8.

“EVE Compression License Agreement” means the EVEMeta software as a service agreement governing use of the Eve Compression Software (defined below) being entered into between Brag and EVEMeta (defined below) concurrent and in connection herewith.

“EVE Compression Software” means EVEMeta’s proprietary image and video compression software as a service.

“EVEMeta” means EVEMeta LLC, a Delaware limited liability company, and its successors and permitted assigns.

“Fees” has the meaning set forth in Section 2(a).

“Field of Use” means social media services and streaming services around video gaming and entertainment.

“Force Majeure Event” has the meaning set forth in Section 18.

“Governmental Authority” means any domestic or foreign national, state, multi-state or municipal or other local government, any subdivision, agency, commission or authority thereof, exercising any executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, or any quasi-governmental or private body that is government-owned or established to perform such functions.

“Indemnitee” has the meaning set forth in Section 16(c).

“Indemnitor” has the meaning set forth in Section 16(c).

“Intellectual Property Rights” means any and all registered and unregistered rights, granted, applied for, or otherwise now or hereafter in existence under or related to any patent, copyright, trademark, trade secret, database protection, or other intellectual property rights, and all similar or equivalent rights or forms of protection, in any part of the world.

“Law” or “Laws” means any federal, state, local, municipal, or other law, statute, legislation, constitution, principle of common law, resolution, ordinance, code, edict, judgment, decree, proclamation, treaty, rule, regulation, ruling or requirement issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“License Agreements” means the EVE Compression License Agreement and the Artemis ZuCasa License Agreement, as amended from time to time.

“Milestone” means an event or task described in the SOWs for which there is a corresponding date by which it must be completed.

“Milestone Date” shall mean the date by which a Milestone is to be met by Artemis as provided hereunder.

“Nasdaq” means the Nasdaq Capital Market.

“Nonconformity” has the meaning set forth in Section 6(a)(ii).

“Open Source” means any software for which the original source code is made freely available for use to the public and may be modified and redistributed.

“Open Source License” means any license meeting (i) the Open Source Definition (as promulgated by the Open Source Initiative at http://opensource.org/osd), or (ii) any substantially similar licenses.

“Open Source Software” means any software subject to an Open Source License.

“Party” and “Parties” have the meaning specified in the preamble to this Agreement.

“Performance Criteria” has the meaning set forth in Section 11(a).

“Pilot Project” has the meaning set forth in Section 6(a)(i).

“Project” has the meaning set out in the SOWs.

“Project Plan” has the meaning set out in the SOWs.

“Receiving Party” has the meaning set forth in Section 14(a).

“Reimbursable Expenses” has the meaning set forth in Section 3(b).

“Released Stock” has the meaning set forth in Section 3(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Service Term” has the meaning set forth in Section 2(d).

“Services” has the meaning set forth in Section 2(a).

“Software” means the front-end user interface (UI) / UX design elements, including design files, developed by Artemis for Brag pursuant to the SOWs.

“Software as a Service (SaaS)” means a cloud-based model for delivering software applications to users over the Internet.

“SOW(s)” means each and all of the Statement(s) of Work attached hereto as Exhibit A, Exhibit B and Exhibit C, as modified from time-to-time by mutual agreement of the Parties and evidenced in each instance by a signed Change Order in accordance with the provisions hereof. Each and all SOWs, as the same may be hereafter modified, are incorporated herein by reference.

“Stock Consideration” has the meaning set forth in Section 3(a).

“Target Sale Price” has the meaning set forth in Section 3(a).

“Term” has the meaning set forth in Section 12(a).

“Testing” has the meaning set forth in Section 6(a)(i).

“Third-Party Licenses” has the meaning set forth in Section 9(e).

“Third-Party Licensors” means third parties who provide the right to use software, technology, functionality, or content that is incorporated into software, or is necessary to the operation of software.

“Third-Party Materials” means materials and information, in any form or medium, including any software (including Open Source Software), documents, data, content, specifications, products, equipment, or components of or relating to the Software that are not proprietary to Artemis.

“Warranty Period” has the meaning set forth in Section 11(a).

“Work Product” means the Software, Documentation, and Deliverables that Artemis is required to or otherwise does create and provide to Brag in connection with the Services. Work Product does not include any Derivatives.

2.	Services and Deliverables.

(a)	Artemis shall render to Brag the services set forth in the SOWs (the “Services”) and deliver the Deliverables in a timely, professional and workmanlike manner in each instance, in exchange for which, Brag shall issue to Artemis shares of common stock, par value $0.0001 per share, of Brag (the “Brag Common Stock”) in accordance with the terms and conditions of this Agreement, including the SOWs. The Services shall consist of the development by Artemis of Software that is designed to interoperate with the Artemis ZuCasa Platform and the EVE Compression Software for use by Brag in the Field of Use.

(b)	Artemis shall provide Brag with a written status report once every two weeks during the Term detailing the progress of the development of the Deliverables.

(c)	Brag shall (i) respond promptly to any requests from Artemis for instructions, information, or approvals reasonably required by Artemis to provide the Services; (ii) cooperate with Artemis in its performance of the Services and provide access to Brag’s resources, data, information, materials, employees, and contractors as required to enable Artemis to provide the Services; and (iii) take all other steps as are reasonably necessary, including obtaining any required licenses, consents or approvals, to prevent delays caused by Brag’s failure to timely act hereunder so as to enable Artemis’s timely provision of the Services.

(d)	Artemis shall use commercially reasonable efforts to deliver all of the Services and Deliverables per Exhibits A and B within forty-eight (48) months and Exhibit C within sixty (60) months of the date of this Agreement (the “Service Term”). Notwithstanding anything to the contrary, if Brag fails to perform any of its obligations set forth in this Agreement or any SOW on a timely basis, such that Brag’s actions or failures to act result in a measurable delay in Artemis delivery of the Services or Deliverables hereunder, all subsequent due dates for Milestones and other Services and Deliverables may be extended by Artemis, by written notice to Brag immediately upon occurrence of such delay up to the length of the corresponding delay.

Should there be a delay by Artemis in the provision of the Services or Deliverables at any point during the Service Term, other than as a result of a failure by Brag to perform its obligations under this Agreement, or Artemis otherwise fails to deliver the Services or Deliverables by the applicable due dates for the corresponding Milestones such that such delay could reasonably be expected to or does delay delivery of any of the Services or Deliverables, Brag may suspend release of the shares of Brag Common Stock otherwise scheduled to be released to Artemis under this Agreement, by written notice to Artemis, by the length of Artemis’ corresponding delay. In the event of the occurrence of more than three (3) consecutive delays, Brag may terminate this Agreement and any right to the remaining Brag Common Stock under this Agreement shall be returned to Brag.

3.	Compensation for Services; Payment of Certain Costs and Expenses.

(a)	In exchange for Artemis’ provision of the Services and delivery of the Deliverables, Brag shall issue to Artemis, upon execution hereof, an aggregate of 1,250,000 shares of Brag Common Stock (the “Stock Consideration”), which shall be subject to lock-up and released upon attainment by each of Artemis and EVEMeta, respectively, of the Milestones set forth in this Agreement and the EVE Compression License Agreement. An aggregate of: (i) 937,500 shares of Brag Common Stock shall be issued in respect of the Services and Deliverables to be delivered by Artemins hereunder, and locked-up and released in accordance with the terms outlined in each of the SOWs, and (ii) 312,500 shares of Brag Common Stock shall be issued in respect of the Services and Deliverables to be delivered by EVEMeta in accordance with the terms outlined in the EVE Compression License Agreement, and locked-up and released in accordance with the terms outlined therein. The amount of Stock Consideration to be issued is based upon an assumed initial offering price of $4.00 per share of Brag Common Stock upon completion by Brag of an initial public offering of its securities (the “Brag IPO”) and the corresponding listing and quotation thereof on Nasdaq. The Stock Consideration issuable hereunder shall be released from lock-up to Artemis incrementally, in tranches of 312,500 each, as outlined in Exhibit A, Exhibit B and Exhibit C.

Notwithstanding anything else set forth herein, Artemis may not sell or otherwise transfer the shares of Brag Common Stock it receives as Stock Consideration hereunder (i) until such time as the Brag IPO has been consummated and closed; and (ii) in any event, until such time as such Brag Common Stock has been the subject of registration under the Securities Act or there is available a valid exemption from registration. Thereafter, in the event that the shares of Brag Common Stock issued hereunder have been released from lock-up in accordance with Exhibits A, B and C, respectively (the “Released Stock”), and Artemis seeks to sell the shares of Brag Common Stock that have been issued and so released, if the then-applicable closing price of such common stock as quoted by Nasdaq on the date Artemis is seeking to sell is less than $4.00 per share (the “Target Sale Price”) and Artemis executes and closes such sale at a sale price below the Target Sale Price, Brag shall pay to Artemis an amount equal to the difference between the Target Sale Price and the actual price per share it receives in respect of such sale (the “Actual Price”) up to an aggregate amount equal to $5,000,000, provided, however, such sale by Artemis must have been undertaken in good faith in a bona fide arms-length third-party transaction brokered by a registered broker-dealer based on the then-quoted Nasdaq price. In any event, Artemis must liquidate all of the Stock Consideration it receives hereunder within 18 months of release of each corresponding lock-up. To the extent that any of the Stock Consideration is not sold within such 18-month period, Brag’s obligation to pay Artemis the difference between the Target Sale Price and the Actual Price shall terminate and will not apply to any subsequent sales of the corresponding Stock Consideration.

(b)	The shares of Brag Common Stock issuable to Artemis hereunder are inclusive of all costs, fees and expenses incurred by Artemis relating to Artemis’ provision of the Services and delivery of Deliverables hereunder. In the event that Artemis intends to incur or does incur additional costs, fees or expenses beyond those anticipated hereunder for which it desires reimbursement, it shall submit a written request to Brag, along with reasonable detail as to the additional costs, fees and expenses, seeking Brag’s permission to incur or be reimbursed for the same. Following written consent by Brag, if any, Artemis shall submit invoices, along with appropriate supporting information, within ten (10) calendar days of the end of each calendar month hereunder to Brag requesting reimbursement of the same (the “Reimbursable Expenses”). Brag shall reimburse Artemis, within thirty (30) days of receipt of such invoices, for the Reimbursable Expenses, provided that, the Reimbursable Expenses were approved by Brag, in writing, prior to Artemis’ incurring the expenses and, if and when approved, shall be included in the Artemis’s invoices with supporting invoices (to the extent available).

(c)	As set forth in Section 5 below, Artemis’ relationship with Brag is that of an independent contractor, Accordingly, Artemis and not Brag shall be responsible for any overtime or other premium pay under applicable Laws, regulations or wage orders for any Services performed by Artemis and its employees and contractors, if any.

4.	Taxes and Withholdings.

Brag shall not be responsible for any taxes or similar assessments for any compensation paid or payable to Artemins hereunder. Artemis shall comply with all requirements of tax and employment Laws applicable to persons who are employees and independent contractors of Artemis. Brag shall not be responsible for any such tax, withholding or other obligation (including without limitation, workers’ compensation insurance) relating to Artemis’ employees or any subcontractor of Artemis. Artemis agrees to indemnify and hold Brag harmless for any liability or penalties that may be imposed on Brag as a result of Artemis obligation to comply with tax and employment Laws as set forth in this Section 4.

5.	Independent Contractor Relationship.

In addition to the provision of Section 4 above, it is understood and agreed by the Parties that Artemis is performing the Services and delivering the Deliverable hereunder as an independent contractor to Brag and that people provided by Artemis to perform the Services and deliver the Deliverables are employees, agents and other representatives of Artemis (“Artemis Representatives”) and that no joint venture, partnership, employment, agency or other relationship between Brag and Artemis or Artemis Representatives is created by this Agreement. The Parties agree that neither Artemis nor the Artemis Representatives can contract on behalf of Brag or otherwise obligate Brag unless specifically authorized in advance and in writing by Brag to do so. Artemis shall be permitted to subcontract certain tasks or services under this Agreement to third parties, provided that, Artemis ensures that the services to be so provided shall be no less than the quality of Services provided (or to be provided) by Artemis under this Agreement, and that Artemis shall remain fully responsible and liable under this Agreement for all actions or omissions of all of the Artemis Representatives and such third parties.

6.	Pilot Project.

(a)	Unless otherwise stated in the SOWs, the following procedures will govern Brag’s acceptance of the Software provided by Artemis:

i.	Artemis shall deliver the Software and each Deliverable in accordance with the SOWs. Following the date of delivery of the completed Software, Brag shall have thirty (30) days (“Testing Period”) to conduct tests on and to evaluate whether the Software conforms to the requirements of SOWs (“Pilot Project”). Artemis has the right to observe or participate in all or any part of such Pilot Project.

ii.	Promptly following the completion of the Pilot Project, Brag shall notify Artemis in writing of (A) its acceptance or, (B) solely if the Pilot Project identifies any material failure of the Software to conform to the specifications for the Software in the SOWs (each such material failure, a “Nonconformity”), its rejection of the Software. Brag shall not unreasonably withhold its acceptance and shall include in any rejection notice a reasonably detailed description of the Pilot Project conducted, the results thereof, and each identified Nonconformity. The Software will be deemed accepted by Brag upon the expiration of the Testing Period therefore if Brag has not delivered a notice accepting or rejecting the Software prior to such expiration or Brag commences use of the Artemis ZuCasa Platform whichever is earlier.

iii.	Subject to the provisions set forth in Section 6(a)(ii), following receipt of a rejection notice, Artemis shall remedy all Nonconformities and re-deliver the Software or portion thereof subject to the Nonconformity. Upon re-delivery, Brag shall have an additional Testing Period to conduct a Pilot Project to determine whether each Nonconformity has been remedied to its satisfaction.

iv.	The Parties shall repeat the process set forth in Section 6(a)(i) and Section 6(a)(ii) until Brag has accepted the Software as set forth in Section 6(a)(ii), provided, however, if Artemis fails five (5) times to remedy a material Nonconformity to Brag’s reasonable satisfaction, Brag may (A) accept the Software as nonconforming, and the number of shares of Brag Common Stock issuable to Artemis hereunder shall be reduced (and returned to Brag) as mutually agreed in writing by the Parties to reflect the value of the Software as delivered by Artemis relative to the value of the Software had it conformed to the SOWs, or (B) deem the failure by Artemis to be a non-curable material breach of this Agreement and the relevant SOWs, and terminate this Agreement and the EVE Compression License Agreement, in which event, the balance of shares of Brag Common Stock then remaining for release from lock-up hereunder and thereunder shall be returned by Artemis to Brag. For clarity, Artemis shall have five (5) opportunities to cure each material Nonconformity to each specification contained in the Software.

(b)	This Section 6 sets forth Artemis’s sole obligations and Brag’s exclusive remedies for any failure of the Software to conform to the SOWs.

7.	Project Management.

(a)	Change Management. A “Change” is defined as any change in any SOW, the Software or the Services. All Changes must go through the change control process set out below.

(b)	Change Control Process guidelines.

i.	Each Party may at any time request a Change in writing (a “Change Request”).

ii.	Any Artemis-generated Change Request will include a description of the estimated cost, functionality and schedule impacts. Upon receipt of a Brag-generated Change Request, Artemis will notify Brag in writing of any estimated cost, functionality and schedule impacts within five (5) business days or such other timeframe mutually agreed in writing.

iii.	The Parties shall have 30 days following submission of a Change Request to agree or decline such Change Request (the “Change Evaluation Period”). If Artemis and Brag agree to the Change Request, the Parties will enter into a mutually executed change order (“Change Order”) that identifies the Change, modifications to the Project Plan required, any cost or schedule impacts, and such other terms on which the Parties mutually agree.

iv.	No Change will be binding on any Party or effective unless and until a written Change Order has been signed by authorized officers of both Artemis and Brag.

v.	If the Parties do not agree on a Change Request within the Change Evaluation Period, either Party may escalate the matter in accordance with the Escalation Process below.

8.	Escalation Process.

For any issue that is not initially resolved within three (3) business days following expiration of the Change Evaluation Period by the respective project managers, such issue will be submitted for resolution to their respective senior managers to whom they directly report. For any issue that is not addressed within one (1) business day after being submitted for resolution to the senior managers, these issues will be submitted for resolution to Artemis and Brag ’s next higher level of senior management (the “Escalation Process”). In the event that senior management of the Parties does not resolve the subject change issue in dispute within five (5) days of submission of such issue to senior management, Brag may: (a) require Artemis to perform the Services under the Statement of Works without the Change; (b) require Artemis to continue to negotiate the proposed Change; or (c) terminate this Agreement and the EVE Compression License Agreement, in which event, the balance of shares of Brag Common Stock then remaining to be released hereunder and thereunder shall be returned by Artemis back to Brag.

9.	Intellectual Property Rights.

(a)	Work Product. Except as set forth in Section 9(b) (Brag Materials), all right, title and interest in and to (i) the Work Product and (ii) all works, inventions, and other subject matter incorporating, based on, or derived from any Work Product, including all customizations, enhancements, improvements, and other modifications thereof (collectively, “Derivatives”), in each case (subclause (i) and subclause (ii)) by whomever made and including all Intellectual Property Rights therein, are and will remain, as appropriate, with Artemis and the respective rights holders in the Third Party Materials. Brag has no right or license with respect to any Work Product or Derivatives except as expressly licensed under Section 9(d)(i) below (License Grant to Brag) or the applicable third-party software license, in each case subject to Section 9(d)(ii) (License Restrictions). All other rights in and to the Work Product and Derivatives are expressly reserved by Artemis and the respective Third-Party Licensors; provided however, that Artemis may not offer or use anything newly, wholly and uniquely developed henceforth and hereunder by Artemis for Brag, including but not limited to the use of the code or portions of code that is newly, wholly and uniquely developed for Brag, for or to any other entity or individual that competes with Brag, in the Field of Use. Notwithstanding the foregoing, it is understood that Artemis and its Affiliates shall retain the right to use any general knowledge, skills, experience, concepts, techniques, or expertise acquired by Artemis during the course of the development of the Software (provided that such use does not include any Brag Confidential Information, Brag data, proprietary process or patented information provided by Brag). The ownership of any such proprietary or patented information must be acknowledged by both Parties prior to inclusion in the Work Product.

Artemis will disclose any Software and/or Services that is newly, wholly and uniquely developed henceforth and hereunder by Artemis for Brag for any other commercial use within the Field of Use, including a brief description of the nature and scope of what was offered, to ensure transparency and compliance with the terms of this Agreement.

If Brag deems that Artemis has violated the intent above by providing that which was newly, wholly and uniquely developed, including but not limited to the use of the code or portions of code, for Brag to a third party who is a competitor in the Field of Use and Brag objects to Artemis providing them the Software or anything developed hereunder, but Artemis wishes to do so, the Parties agree that such dispute shall be resolved by binding mediation the costs of which shall be equally borne by the Parties. The Parties further agree that if the mediator determines that the third party is not a competitor of Brag, Artemis may provide the Software or anything developed hereunder to such third party; but if the mediator determines that the third party is a competitor of Brag, then Artemis shall either refrain from providing the Software or anything developed hereunder to such third party or, alternatively, Artemis may provide the Software or anything developed hereunder to such third party so long as Artemis pays Brag an amount to be determined by the mediator.

(b)	Brag Materials. Brag and its licensors are, and shall remain, the sole and exclusive owners respectively of all right, title and interest in and to the Brag Materials, including all Intellectual Property Rights therein, subject to the license granted to Artemis in Section 9(d)(iii). Artemis shall have no right or license to use any Brag Materials except as provided herein. All other rights in and to the Brag Materials are expressly reserved by Brag.

(c)	Artemis ZuCasa Platform; EVE Compression Software. Brag acknowledges and agrees that the Software is designed and developed solely for use with the Artemis ZuCasa Platform and the EVE Compression Software. Except for the limited licenses granted to Brag as described in Section 9(d)(iv) (Artemis ZuCasa Platform License) and Section 9(d)(v) (EVE Compression SaaS), as applicable, Brag has no right or license with respect to the Artemis ZuCasa Platform or the EVE Compression Software or any Derivatives of any of the foregoing. All right, title, and interest in and to the Artemis ZuCasa Platform and the EVE Compression Software, including all Intellectual Property Rights therein and Derivatives thereof by whomever made, are expressly reserved and exclusively owned by Artemis and EVEMeta, as applicable.

(d)	Licenses.

(i)	License Grant to Brag. Artemis hereby grants to Brag a worldwide, fully paid-up and royalty-free, non-transferable (except as set forth in Section 20 (Assignment)), non-sublicensable, license: (A) to install, operate, and use the Software in object code only in perpetuity, solely for Brag’s internal business operations in the Field of Use, and in accordance with the Documentation; and (B) to use the Documentation and other Work Product solely in connection therewith. The foregoing license is exclusive to the Field of Use.

(ii)	License Restrictions. Brag shall not, and shall not permit any other person or entity to, access or use any Work Product except as expressly permitted by this Agreement and, in the case of Third-Party Materials, the applicable third-party license agreement.

(iii)	Brag Materials License. In connection with Artemis’s performance of the Services, Brag hereby grants to Artemis a fully paid-up, non-exclusive, non-transferable, non-sublicensable, royalty-free right and license to use, reproduce, perform, display, copy, modify, transmit, and create derivative works and improvements of the Brag Materials solely to develop the Software and otherwise as necessary for Artemis to provide the Services to Brag as described under this Agreement, any SOW, and/or the Artemis ZuCasa License Agreement. The term of such license will commence upon Brag’s first delivery of the Brag Materials to Artemis and continue in effect until Artemis ceases to provide the Services to Brag.

(iv)	Artemis ZuCasa Platform License. Effective upon acceptance (or deemed acceptance, as the case may be) by Brag of the Software, Artemis hereby grants to Brag a license to use the Artemis Platform in the Field of Use, in accordance with and subject to the terms of, the Artemis License Agreement, to enable Brag to use the Software. Without limiting the foregoing, Brag’s signature and delivery to Artemis of the Artemis Platform License in the form mutually agreed to by Brag and Artemis is a condition precedent to Artemis’ obligation to provide the Software to Brag.

(v)	EVE Compression SaaS. In connection with this Agreement, concurrent herewith, EVEMeta shall enter into the EVEMeta Compression License Agreement providing that, effective upon acceptance (or deemed acceptance, as the case may be) by Brag of the Software, EVEMeta shall grant to Brag a license to use the EVE Compression Software solely in the Field of Use to enable Brag to use the Software. Without limiting the foregoing, Brag’s signature and delivery to EVEMeta of the EVE Compression License Agreement in the form mutually agreed to by EVEMeta and Brag is a condition precedent to Artemis’s obligation to provide the Software to Brag.

(e)	Third-Party Materials. The Software may include or operate in conjunction with Third-Party Materials. Artemis will identify to Brag all Third-Party Materials that Artemis includes in or that are required for use with the Software on or prior to delivery of the Software and provide to Brag (i) a copy of all documentation and third-party license agreements relating to such Third-Party Materials (each, a “Third-Party License Agreement”) or (ii) website or other information specifying where Brag can access such documentation and Third-Party License Agreements. All Third-Party Materials are provided pursuant to the terms and conditions of the applicable Third-Party License Agreement. Once provided access to the same, Brag shall comply with all such Third-Party License Agreements and any breach by Brag thereof will be deemed a breach of this Agreement. Ownership of all Third-Party Materials and all Intellectual Property Rights therein, is and will remain with the respective owners thereof. Unless stated otherwise in the applicable SOW, Artemis shall procure for Brag the appropriate Third-Party Licenses for such Third-Party Materials and pay for the applicable license fees. Artemis will provide reasonable assistance to Brag for identifying and securing all such licenses required from third-parties for Brag’s use of any such Third-Party Materials and Third-Party Licenses.

(f)	Engagement in Business. Notwithstanding anything to the contrary, all rights to the Software outside of the Field of Use are retained by Artemis and/or its affiliates, and, subject to the restrictions set forth in Section 9(a) Artemis and its affiliates may provide or otherwise engage in (i) software development services, Software as a Service, SaaS, and/or other services using or based on the Software outside of the Field of Use, or (ii) the development, marketing and sale of products and/or services of any kind, in each case for any person or entity, including without limitation, the development and provision of software of similar nature to the Software outside of the Field of Use.

10.	Representations and Warranties; Covenants.

(a)	Each Party represents, warrants and covenants, as applicable to the other Party that:

(i)	it is duly organized, validly existing, and in good standing as a legal entity as represented herein under the Laws of its jurisdiction of organization;

(ii)	it has the right, power, and authority to enter into and perform this Agreement;

(iii)	this Agreement does not breach any contracts, agreements or understandings which it has entered into; and

(iv)	when executed and delivered by both Parties, this Agreement will constitute the legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms.

(b)	Brag represents, warrants and covenants, as applicable, to Artemis that:

(i)	Brag owns or otherwise has and will have the necessary rights and consents in and relating to the Brag Materials so that, as received by Artemis and used in accordance with this Agreement, they do not and will not infringe, misappropriate, or otherwise violate any Intellectual Property Rights of any third party or violate any applicable Law.

(c)	Artemis represents, warrants, and covenants, as applicable, to Brag that:

(i)	Artemis is in compliance with, and will perform all Services in compliance with applicable Laws;

(ii)	Brag will receive good and valid title to the Software, free and clear of all encumbrances and liens of any kind;

(iii)	the Services shall be performed in a timely, professional and workmanlike manner in accordance with commercially reasonable industry standards and practices for similar services;

(iv)	the Software, excluding Brag Materials and Third-Party Materials, is or will be the original creation of Artemis.

(v)	as delivered, installed, specified, or approved by Artemis and used by Brag or any Third Party authorized by Brag, in accordance with this Agreement and the Documentation, the Work Product (excluding Customer Materials) will not infringe, misappropriate, or otherwise violate any Intellectual Property Right or other right of any third party; and will comply with all applicable Laws.

(d)	Investment Representations of Artemis. Artemis makes the following representations and warranties to Brag, it being understood that no specific representation or warranty will limit the generality or applicability of a more general representation or warranty:

(i)	This Agreement is made with Artemis in reliance upon Artemis’ representation to Brag, which, by execution of this Agreement, Artemis hereby confirms, that the Stock Consideration to be issued to Artemis will be acquired by Artemis for Artemis’ own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Artemis does not have a present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Artemis represents that Artemis does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to any person or to any third parties, with respect to the Stock Consideration.

(ii)	Artemis has had an opportunity to ask questions and receive answers from Brag regarding the terms and conditions of the acquisition of the Stock Consideration and the business, properties, prospects, and financial condition of Brag and its affiliates, and to obtain additional information (to the extent Brag and its affiliates possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Artemis or to which Artemis had access. The foregoing, however, does not limit or modify the representations and warranties of Brag or the rights of Artemis to rely thereon.

(iii)	Artemis is an “accredited investor” as such term is defined in Rule 501 promulgated under the Securities Act.

(iv)	The Stock Consideration may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Stock Consideration other than pursuant to an effective registration statement or Rule 144, Brag may require the transferor thereof to provide to the Brag an opinion of counsel selected by the transferor and reasonably acceptable to the Brag, the form and substance of which opinion shall be reasonably satisfactory to the Brag, to the effect that such transfer does not require registration of such transferred Stock Consideration under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of Artemis under this Agreement.

(v)	Artemis agrees to the imprinting, so long as is required by this Section 10(d) of a legend on each share of Brag Common Stock forming any part of the Stock Consideration in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER- DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(vi)	In addition to the above legend, each share of Brag Common Stock that forms part of the Stock Consideration shall carry the following legend:

THIS SECURITY IS SUBJECT TO LOCK-UP PURSUANT TO THE TERMS AND CONDITIONS OF A MASTER SERVICES AGREEMENT, DATED AS OF NOVEMBER 13, 2024, BETWEEN ARTEMIS AVE, LLC AND BRAG HOUSE HOLDINGS, INC. AND, ACCORDINGLY, MAY NOT BE TRANSFERRED, OFFERED OR SOLD EXCEPT PURSUANT TO RELEASE OF THE LOCK-UP IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF SAID AGREEMENT.

11.	Warranty Period.

(a)	Artemis warrants that the Software (excluding Brag Materials and Third-Party Materials) will function, in all material respects, in conformity with the specifications set forth in the SOWs (“Performance Criteria”) for a period of ninety (90) days following acceptance of the Software in accordance with Section 6 (the “Warranty Period”). If, during the Warranty Period, Artemis breaches the foregoing representation or the Software does not meet the Performance Criteria in all material respects, then Artemis will, as its sole obligation and Brag’s sole remedy, correct such breach, or shall provide a functionally equivalent alternative for the Software at no additional cost of Brag so that the Software operates and performs in accordance with the Performance Criteria, provided that Brag notifies Artemis before expiration of the Warranty Period specifying the nature of the breach. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT, ARTEMIS HEREBY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, WITH RESPECT TO THE SOFTWARE, THE SERVICES, AND OTHERWISE WITH RESPECT TO THIS AGREEMENT. THE FOREGOING WARRANTIES DO NOT APPLY TO, AND ARTEMIS STRICTLY DISCLAIMS ALL WARRANTIES, WITH RESPECT TO ANY THIRD-PARTY MATERIALS.

(b)	Artemis’s warranty under this Section 11 shall not apply to the extent the breach of the Performance Criteria arises out of (i) use of the Services or the Software by Brag other than in accordance with applicable Documentation; (ii) combination of the Software with any hardware, system, or other software or materials not authorized by Artemis; or (iii) a modification made by Brag to the Services or the Software that is not expressly authorized by Artemis in writing.

12.	Term and Termination.

(a)	This Agreement shall be effective as of the Effective Date and, unless terminated earlier pursuant to any of this Agreement’s express provisions, will continue in effect until the Parties have performed their obligations under the SOWs (the “Term”).

(b)	In the case Brag terminates this Agreement, Artemis shall provide reasonable assistance to transition all Services and ensure an orderly wind-down of the Services without additional cost to Brag; or (ii) immediately upon written notice if Artemis fails to meet the agreed-upon Services outlined in the SOWs that materially impair Brag’s ability to use the Software for its intended business purposes, and such failures remain uncured for forty-five (45) days after Brag’s written notice to Artemis.

(c)	Either Party may terminate this Agreement, on written notice to the other Party, if the other Party materially breaches its obligations hereunder and fails to cure such breach within thirty calendar (30) days after receipt of written notice from the non-breaching Party. Material breaches shall include, but are not limited to, non-payment, misuse of Software, use by an unauthorized entity, failures to meet agreed-upon quality standards, adhere to specified performance benchmarks, meet critical deadlines, or fulfill any requirements essential to Brag’s ability to use the Software as intended for its business purposes.

(d)	Either Party may terminate this Agreement, effective immediately upon written notice to the other Party, if the other Party becomes insolvent, or if proceedings are instituted against such other Party for reorganization or other relief under any bankruptcy Law, or if any substantial part of the other Party’s assets come under the jurisdiction of a receiver or trustee in an insolvency proceeding authorized by Law.

(e)	Brag may terminate this Agreement, in whole or in part, upon sixty (60) days’ prior written notice to Artemis if there is a significant change in Brag’s regulatory requirements, or other circumstances affecting Brag’s ability to use the Software as intended.

(f)	Brag may terminate this Agreement if Artemis fails to provide ongoing quality support or replaces key personnel with staff lacking the necessary expertise, resulting in a decline in the quality of Services. Brag shall notify Artemis of any such issues, and if Artemis fails to remedy them within sixty (60) days, Brag may terminate this Agreement.

(g)	Brag may terminate this Agreement, in whole or in part, if Artemis fails to meet mutually agreed-upon performance standards, including but not limited to uptime, response times, and quality standards, in two or more quarterly performance reviews within any 12-month period. Brag shall notify Artemis of any such failure and give Artemis thirty (30) days to cure each failure; if the failure remains uncured, Brag may terminate this Agreement immediately.

(h)	Either Party may terminate this Agreement, in whole or in part, at any time upon mutual written consent of both Parties. In such event, both Parties shall work cooperatively to ensure an orderly wind-down of the Services, with Artemis providing reasonable assistance as needed to transition or conclude all relevant Services.

(i)	Brag may terminate this Agreement, in whole or in part, upon written notice to Artemis if the Brag IPO does not occur by February 15, 2025.

(j)	Any terms and conditions of this Agreement that by their nature or otherwise reasonably should survive termination, cancellation or other expiry of this Agreement shall survive any termination, cancellation or other expiry of this Agreement. Such terms and conditions include but are not limited to terms and conditions set out in Section 5 (Relationship of Parties), Section 9 (Intellectual Property Rights), Section 9(d) (Licenses), Section 10 (Representation and Warranties), including specifically and without limitation Section 10(d) (Investment Representations). Section 11 (Warranty Period), Section 14 (Confidentiality), Section 15 (Further Assurances), Section 16 (Indemnification), Section 19 (Publicity), Section 22 (Governing Law), Section 23 (Waiver), Section 24 (Severability), Section 25 (Remedies), and Section 26 (Entire Agreement).

13.	Effect of Termination.

(a)	All licenses granted by either Party to the other will also expire or terminate, except to the extent that any license has an express term that continues for a longer period or is perpetual.

(b)	Artemis shall (i) return to Brag all documents and tangible materials containing, reflecting, incorporating, or based on the Brag Materials or Brag’s Confidential Information; (ii) permanently erase the Brag Materials and Brag’s Confidential Information from its computer systems, except, in each case, to the extent Artemis requires or will require such Brag Materials or Confidential Information to exercise any surviving rights of Brag Materials License or to perform any of its surviving obligations under this Agreement; and Brag shall have the right to any remaining unreleased Brag Common Stock up to the date of termination.

(c)	Brag shall (i) return to Artemis all documents and tangible materials (and any copies) containing, reflecting, incorporating, or based on Artemis’s Confidential Information; and (ii) permanently erase Artemis’s Confidential Information from its computer systems, except to the extent that Brag requires such Confidential Information to exercise its rights under the license granted pursuant to License Grant to Brag.

(d)	If Brag terminates this Agreement pursuant to Section 6(a)(iv), then upon Brag’s payment of all Reimbursable Expenses, if any, due for Services performed or Work Product created up to and including the effective date of such termination, Brag is hereby granted a worldwide, non-exclusive, non-transferable, and non-assignable right and license to use such Work Product on the terms and conditions set forth in Section 9(d)(i), provided that such Work Product is provided “as is” without warranty of any kind and Artemis has no continuing obligations or liability to Brag or any other person or entity with respect thereto.

(e)	If Brag terminates this Agreement pursuant to Section 12(c), Brag will be relieved of any obligation to pay any remaining Reimbursable Expenses hereunder (other than Reimbursable Expenses due for Services performed up to and including the effective date of termination).

(f)	If Artemis terminates this Agreement pursuant to Section 12(c) or Section 12(d), (i) all Reimbursable Expenses due for Services performed up to and including the effective date of termination will become immediately due and payable, and Brag shall pay such expenses promptly following receipt of Artemis’ invoice therefor; and (ii) all licenses granted to Brag in the Work Product will also terminate and Brag shall immediately cease all use of the Work Product.

14.	Confidentiality.

(a)	In connection with this Agreement, each Party (“Receiving Party”) may receive from the other Party (“Disclosing Party”) certain Confidential Information (defined below) during the Term. At all times that the Receiving Party is in possession of Confidential Information, the Receiving Party shall (i) reasonably safeguard the Confidential Information from unauthorized use and disclosure; (ii) disclose the Confidential Information to no one other than employees or independent contractors of Receiving Party or its affiliates with a need-to-know in order to perform its obligations hereunder; (iii) advise all such employees and independent contractors of their obligations with respect to the Confidential Information and be responsible for their breach of this Agreement; and (iv) not use any portion of the Confidential Information in any manner or for any purpose other than as permitted hereunder. As used herein, “Confidential Information” means any information disclosed by the Disclosing Party to the Receiving Party, either directly or indirectly, in writing, orally or by inspection of tangible objects, that the Disclosing Party considers confidential or proprietary, including any non-public business, financial, marketing, pricing, strategic, technical, development, manufacturing, or production information, creative content, know-how, trade secrets, source code, proposals, program formats, treatments, literary materials, videos, musical compositions or other information. Confidential Information shall not include information which the Receiving Party can demonstrate (i) is or becomes publicly available through no breach of this Agreement by the Receiving Party; (ii) was lawfully in its possession or known by the Receiving Party prior to receipt from the Disclosing Party; (iii) was rightfully disclosed to it by a third party without violating any obligations of confidentiality to the Disclosing Party; and (iv) is independently developed by the Receiving Party without use or reliance upon such Confidential Information.

(b)	The Receiving Party shall notify the Disclosing Party immediately upon discovery of any unauthorized disclosure or use of Confidential Information. The Receiving Party will cooperate as reasonably requested by the Disclosing Party to help the Disclosing Party regain possession of its Confidential Information and prevent further unauthorized use or disclosure.

(c)	Notwithstanding the foregoing, Receiving Party may disclose the Confidential Information if compelled or required to do so by statute, court of law or other legal process; provided that Receiving Party (i) gives the Disclosing Party prompt written notice of an impending disclosure pursuant to this paragraph, (ii) provides reasonable assistance to the Disclosing Party, at the Disclosing Party’s expense, in opposing or limiting the compelled or required disclosure and (iii) makes only such disclosure as is compelled or required.

(d)	All Confidential Information shall remain the property of the Disclosing Party and nothing in this Agreement shall be construed as granting to or conferring upon the Receiving Party any rights by license or otherwise in the Confidential Information except as expressly provided in this Agreement.

(e)	Upon request by the Disclosing Party or upon termination or expiration of this Agreement, the Receiving Party shall promptly deliver to the Disclosing Party or destroy all materials (and all copies of such materials) that contain any Confidential Information (regardless of who prepared such materials). Upon the Disclosing Party’s request, an officer of the Receiving Party will certify as to its compliance with this paragraph. Notwithstanding the foregoing, the Receiving Party may retain: (i) Confidential Information to the extent it is archived automatically on the Receiving Party’s electronic information management and communications systems or servers, provided that such copies are destroyed in accordance with the Receiving Party’s policies regarding archival copies, and (ii) copies of the Confidential Information in accordance with the Receiving Party’s legal, regulatory or compliance policies; provided that the Receiving Party will continue to be bound by the obligations of confidentiality and other obligations provided hereunder, in accordance with the terms and conditions of this Agreement. For greater clarity, without limiting the foregoing, Brag Materials shall be considered Brag’s Confidential Information and the Artemis ZuCasa Platform shall be deemed Artemis’s Confidential Information.

15.	Further Assurances.

At any time or from time to time on and after the date of this Agreement, upon the reasonable request of a Party, the other Party shall, at such other Party’s sole cost and expense, execute and deliver, or cause to be executed and delivered to the other Party, all such documents and instruments, and take all such further actions, necessary to carry out the purposes of this Agreement.

16.	Indemnification.

(a)	Artemis agrees to indemnify, defend and hold harmless Brag and Brag ’s officers, directors, employees, and agents (each, an “Brag Indemnitee”) from and against any and all losses, costs, damages, liabilities (including any and all liability for damages to property and injury to persons, including death), judgments, claims, demands, causes of action, contracts, suits, actions or other proceedings (including reasonable attorney fees) that the Brag Indemnitees or any of them, incur hereunder resulting from any claim by a third party (other than an affiliate of Brag or any Brag Indemnitee) resulting from: (i) any material breach by Artemis of its obligations under this Agreement; and (ii) any breach of applicable Laws by Artemis.

(b)	Brag agrees to indemnify, defend and hold harmless Artemis and Brag ’s officers, directors, employees, and agents (each, an “Artemis Indemnitee”) from and against any and all losses, costs, damages, liabilities (including any and all liability for damages to property and injury to persons, including death), judgments, claims, demands, causes of action, contracts, suits, actions or other proceedings (including reasonable attorney fees) that the Artemis Indemnitees or any of them, incur hereunder resulting from any claim by a third party (other than an affiliate of Artemis or any Artemis Indemnitee) resulting from: (i) any material breach by Brag of its obligations under this Agreement; and (ii) any breach of applicable Laws by Brag.

(c)	Each Party shall promptly notify the other Party in writing of any claim for which such Party believes it is entitled to be indemnified pursuant to Section 16(a) or Section 16(b), as the case may be. The Party seeking indemnification (the “Indemnitee”) shall cooperate with the other Party (the “Indemnitor”) at the Indemnitor’s sole cost and expense. The Indemnitor shall immediately take control of the defense and investigation of such claim and shall employ counsel reasonably acceptable to the Indemnitee to handle and defend the same, at the Indemnitor’s sole cost and expense. The Indemnitee’s failure to perform any obligations under this Section 16 will not relieve the Indemnitor of its obligations under this Section 16 except to the extent that the Indemnitor can demonstrate that it has been materially prejudiced as a result of such failure. The Indemnitee may participate in and observe the proceedings at its own cost and expense with counsel of its own choosing.

17.	Use of Subcontractors.

With respect to any obligations of Artemis under this Agreement performed by subcontractors hired by Artemis, Artemis shall remain fully responsible for the performance or non-performance of the obligations by the subcontractor as well as the actions and omissions of the subcontractors to the same extent as if performed by Artemis and for the purposes of this Agreement such work shall be deemed work performed by Artemis. Artemis shall cause such subcontractors to perform on behalf of Artemis in accordance with the applicable requirements of this Agreement (including ensuring that such subcontractors comply with the requirements of Section 14), provided that if any subcontractor fails to perform its obligations in accordance with the applicable requirements under this Agreement, Artemis will remedy such non-performance of its subcontractor by re-performing such obligations at no additional cost to Brag. Artemis will not disclose to any subcontractor or the employees of any subcontractor any Brag Confidential Information until such subcontractor has a need to know such Confidential Information and has agreed to protect the confidentiality of such information in a manner that is no less protective of Brag’s interests than the requirements set out in Section 14.

18.	Force Majeure.

Subject to the terms hereof, if either Party is prevented, hindered or delayed in the performance of any obligation under this Agreement by a Force Majeure Event (as defined below), such obligation shall be suspended during the continuance of such Force Majeure Event, and the affected Party shall not be liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement, provided the affected Party notifies the other Party and uses commercially reasonable efforts to correct such failure or delay in its performance. For the purposes of this Agreement, “Force Majeure Event” shall mean any unforeseen circumstances or causes beyond a Party’s reasonable control, including, but not limited to, (a) an act of God or public enemy, fire, explosion, perils of the sea, lightning, earthquake, storm, flood, declared or undeclared war, revolution, insurrection, riot, civil unrest, acts of civil or military authorities, act of piracy, act of terrorism, sabotage, blockade, embargo, accident, national or regional emergency, pandemic, epidemic or quarantine, (b) government or administrative action which prevents, hinders or delays performance of such Party’s obligations, including without limitation any change to applicable Laws or regulations (c) a strike, lockout or other labor unrest, slowdown or other industrial disturbances, (d) shortage of adequate power or telecommunications or transportation facilities, (e) a material adverse change in the business, prospects, operations, performance, results of operations, properties, assets, liabilities or condition (financial or otherwise) of a Party, taken as a whole, or a material impairment of a Party’s ability to perform its obligations under the Agreement. Without limiting the foregoing, the Parties acknowledge and agree that during a Force Majeure Event, the non-affected Party may suspend the performance of its obligations hereunder until such time as the affected Party resumes performance. Either Party may terminate this Agreement or the SOWs if such failure or delay continues for a period of sixty (60) consecutive days or more. Unless this Agreement or the SOW is terminated in accordance with this section, the Term of this Agreement and/or the SOW shall be automatically extended by a period of time equal to the period of suspension due to the Force Majeure Event.

19.	Publicity.

Neither Party shall at any time use the other Party’s name, the name of any of the other Party’s affiliates or any logo, trademark or trade name of the other Party or any of its affiliates in any advertising or publicity nor disclose the fact that this Agreement has been entered into, without the other Party’s prior written consent.

20.	Assignment.

Neither Party may assign this Agreement, in whole or in part, without the prior written consent of an authorized representative of the other Party, provided that either Party may assign this Agreement to any of its affiliates or any third party that merges with, consolidates with or acquires control of such Party or which acquires all or substantially all of the assets of such Party, conditioned upon the successor or assignee (i) covenanting and agreeing with other party to be bound by the provisions of this Agreement and (ii) having the financial wherewithal to perform all obligations under this Agreement. No assignment or other transfer will relieve a Party of any of its obligations or performance under this Agreement. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

21.	Notices.

Any notice to be given by either Party to the other pursuant to this Agreement shall be in writing and addressed to the other Party at its address set forth below (or to such other address that the receiving Party may designate from time to time in accordance with this section). Each Party shall deliver all notices by personal delivery, internationally recognized overnight courier (with all fees prepaid), or email (with confirmation of transmission). A notice is effective only (a) upon receipt by the receiving Party and the Party giving the notice has complied with the requirements of this section, or (b) upon the Party giving the notice having electronic or other proof of successful delivery thereof.

If to Brag:

45 Park Street

Montclair, New Jersey 07042

Attention: ____________________

Phone: ______________________

Email: _______________________

If to Artemis:

23371 Mulholland Drive, Suite 480,

Woodland Hills, CA 91364

Attention: Gregory Butler, Artemis Ave LLC Member & ZuCasa CEO

Phone: __________________________

Email: __________________________

22.	Governing Law.

(a)	Irrespective of the place of execution or performance, the Agreement will be governed, construed, and enforced in accordance with the Laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule that would require or permit the application of the laws of any jurisdiction other than those of the State of Delaware.

(b)	Any legal suit, action, or proceeding arising out of or related to this Agreement or the licenses granted hereunder shall be instituted exclusively in the federal courts of the United States or the courts of the State of Delaware in each case located in the city of Wilmington and county of New Castle. The Parties consent to the exclusive jurisdiction of the courts of the State of Delaware in connection with any lawsuit, action or proceeding arising out of or relating to this Agreement.

(c)	To the extent permitted by applicable Law, each Party hereby waives and agrees not to asset, by way of motion, as a defense or otherwise, in any action under this Agreement, any claim (i) that it is not personally subject to the jurisdiction of the above-named courts, (ii) that such action is brought in an inconvenient forum, (iii) that it is immune from any legal process with respect to itself or its property, (iv) that the venue of the suit, action of proceeding is improper, or (v) that this Agreement or the subject matter hereof may not be enforced in or by such courts.

(d)	Each Party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

23.	Waiver.

No action, delay, or failure to act by a Party shall constitute a waiver of any right of that Party under this Agreement except as specifically agreed to in writing and signed by an authorized signatory of the Party providing the waiver.

24.	Severability.

Should any provision of this Agreement become or be held to be legally unenforceable, no other provision of this Agreement shall be affected, and this Agreement shall be construed as if the Agreement had never included the unenforceable provision.

25.	Remedies.

Except as stated otherwise, the rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided to the Parties in equity or by Law.

26.	Entire Agreement.

This Agreement and the SOWs, together with the EVE Compression License Agreement, constitute the entire agreement between the Parties and supersede any prior or contemporaneous negotiations or agreements, whether oral or written, related to this subject matter. Any modifications or changes will not be effective unless in writing and signed by an authorized officer of Artemis and Brag. Each Party agrees that it has not relied on any representations or promises of the other Party other than those contained herein. In the event of any conflict or inconsistency between this Agreement and the SOW, the terms of this Agreement shall control and prevail.

27.	Marketing.

Artemis, after obtaining Brag’s written consent, may (a) issue a press release announcing the relationship between the Parties, and (b) mention Brag’s and the Parties’ relationship in Artemis’s marketing collateral, website, and other promotional materials, and/or (c) use Brag’s name, trademark(s), or logo(s) in any marketing or promotional efforts.

28.	Counterparts and Electronic Signature.

This Agreement may be executed in counterparts (including by email, .pdf, or digital platforms like DocuSign), with each considered an original, but together constituting one and the same agreement. A signed copy, whether transmitted electronically or digitally executed, will have the same force and effect as an original signature. Copies of this Agreement exchanged by electronic transmission, including .pdf or other digital means, shall be treated as original executed counterparts.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

BRAG HOUSE HOLDINGS, INC.

By:	/s/ Lavell Juan Malloy, II
Print Name:	Lavell Juan Malloy, II
Title:	CEO

ARTEMIS AVE LLC

By:	/s/ Gregory Butler
Print Name:	Gregory Butler
Title:	CEO

[Signature Page to Brag House – Artemis Master Services Agreement]

EXHIBIT A

STATEMENT OF WORK #1

Brag House Technology Features List

This Statement of Work sets forth certain terms, conditions and covenants that are to be incorporated into the Agreement such that all such terms, conditions and covenants herein shall form part of the Agreement and be read and interpreted as part of the Agreement in its entirety. This Statement of Work contains specific information on the Services to be performed by Artemis for Brag. This Statement of Work and must be completed in full and executed by the Parties before any Services will be performed by Artemis. Should there be any discrepancy between the contents of this Statement of Work and the body of the Agreement, the body of the Agreement shall govern.

1. Agreement: This Statement of Work is entered into pursuant to, and forms part of, the terms, of the Master Services Agreement, dated _______, 2024, between Artemis Ave LLC (“Artemis”) and Brag House Holdings, Inc. (“Brag”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in such agreement (the “Agreement”).

2. Stock Consideration and Payment for Reimbursable Expenses:

Stock Consideration: In exchange for the provision and completion by Artemis of the Services and Deliverables as provided for under the Agreement, Brag has agreed to issue to Artemis an aggregate 1,250,000 shares of locked-up Brag Common Stock upon the execution of the Agreement, of which 312,500 is being issued as consideration to be applied toward the Services and Deliverables, including development of features as provided in this Exhibit A and ZuCasa’s video SDK. Such 312,500 shares of Brag Common Stock shall be subject to lock-up and released as followed:

●	Phase 1: An aggregate of 25% of the 312,500 shares of Brag Common Stock shall be released from lock-upon thirty (30) days following completion of the Brag IPO.

●	Phase 2: Upon completion of Phase 1, an additional 25% of the 312,500 shares of Brag Common Stock shall be released from lock-up.

●	Phase 3: Upon completion of Phase 2, an additional 25% of the 312,500 shares of Brag Common Stock shall be released from lock-up.

●	Phase 4: Upon completion of Phase 3, the remaining 25% of the 312,500 shares of Brag Common Stock shall be released from lock-up.

Notwithstanding the foregoing, unless mutually agreed upon by the Parties, the shares of Brag Common Stock issuable above shall not be released unless and until the prior phase of Services in Exhibit A has been completed in accordance with jointly established acceptance criteria. Prior to the commencement of each phase, Brag and Artemis shall jointly develop and agree upon specific acceptance criteria applicable to the Services in that phase, documenting these criteria in a mutually approved written addendum to the relevant SOW. Each addendum shall outline the Parties’ responsibilities, expected deliverables, and performance standards for the phase. Upon completion of each phase, as validated against these criteria and in accordance with Section 6 of this Agreement, the next tranche of shares of Brag Common Stock shall become issuable.

Artemis may not sell or otherwise transfer the shares of Brag Common Stock it receives as Stock Consideration hereunder (i) until such time as the Brag IPO has been consummated and closed; and (ii) in any event, until such time as such Brag Common Stock has been the subject of registration under the Securities Act or there is available a valid exemption from registration.

3. Scope of Services: Artemis shall provide the following Services related to the development of the Software (“Project”). At a high level, these Services would include, but not limited to the following during the Term of the Agreement:

●	Project planning and management;

●	Designing and Developing the Software for use in the Field of Use in connection with the License Agreements;

●	Participating in a reasonable number of scheduled workshops and requirements gathering with Brag to further understand and validate requirements and reviewing feedback of options and recommendations for the Brag Platform (based on the requirements);

●	Participating in a reasonable number of requirements refinement meetings, planning meetings, issue remediation discussions;

●	Testing the Software, which include fixing Nonconformities identified in the Deliverable in accordance with the Agreement;

●	Participating in the Pilot Project in accordance with the Agreement; and

●	Reasonably assisting with deployment and performance testing of the Software.

The following is a general overview of the features and requirements of the Brag Platform. Specific details, timelines and priorities will be defined and adjusted mutually to meet business and opportunity needs, as possible. Further, existing ZuCasa Software will be part of the licensed product.

Services - Phase 1:

#1 - Users Profile:

Allow users to:

●	[*****]
●	[*****]
●	[*****]
●	[*****]
●	[*****]

Profile should display:

●	[*****]
●	[*****]
●	[*****]
●	[*****]
●	[*****]
●	[*****]

Current status: [*****]

#2 - Teams Page:

Allow users to:

●	[*****].
●	[*****].
●	[*****]
●	[*****].
●	[*****].

Teams should display:

●	[*****]
●	[*****]
●	[*****]
●	[*****]

Current status: [*****].

#3 - Live stream page of a single stream:

(1)	View live content

○	Current status: [*****].
○	Goal: [*****].

(2)	Live Brags

○	Current status: [*****].
○	Goal: [*****]

(3)	Live Steam Chat

○	Current status: [*****].
○	Goal: [*****].

(4)	Streamer interaction with spectators

○	Current status: [*****].
○	Goal: [*****].

(5)	Spectators’ interaction with other spectators

○	Current status: [*****].
○	Goal: [*****].

(6)	Video player add-ons

○	Current status: [*****].
○	Goal: [*****]

#4 - Feed

(1)	Public – [*****]
(2)	Following – [*****]
(3)	Discovery – [*****].
(4)	Custom – [*****].

Current Status: [*****].

#5 - Bragging Functionality

[*****].

Current status: [*****].

#6 - Brag Bucks Chest Package

[*****].

Current Status: [*****].

#7 - Wallet

[*****].

Current status: [*****].

#8 - Store

[*****].

Current status: [*****].

#9 - Upcoming streams grid

[*****].

Current status: [*****].

#10 - Upcoming single-stream page

[*****].

Current status: [*****].

#11 - Live streams grid

[*****].

Current status: [*****].

#12 - Stream Manager

[*****].

Current status: [*****].

Services - Phase 2:

#13 - Communities communication

Give users the ability to:

(a)	[*****].
(b)	[*****].
(c)	[*****]
(d)	[*****].

Allow communities to:

(a)	[*****].
(e)	[*****].
(f)	[*****].

Current Status: [*****].

#14 - Discoverability

[*****].

Current status: [*****].

#15 - Tournaments

Tournaments hosted/created by Brag House:

●	[*****].

[*****]

Current Status: [*****].

#16 - Challenges

[*****]

Current status: [*****].

#17 - Leaderboards

[*****].

Current status: [*****].

Services - Phase 3:

#18 - Membership Management

[*****].

Current status: [*****].

#19 - User Engagement Rewards

For streamers/gamers – [*****].

For users (spectators) – [*****].

Implement [*****].

Current status: [*****].

#20 - External Social Functionality

[*****].

Current status: [*****].

Services - Phase 4:

#21 - Data insights portal for brands

[*****].

Importance of User Privacy: [*****].

Current status: [*****].

#22 - Digital advertising portal for brands

Through Brag House’s [*****] tool for brands, brands can:

●	[*****].
●	[*****]
●	[*****]

Privacy Compliance: [*****].

Current status: [*****].

#23 - [*****]

#24 - [*****]

Accepted and agreed to by Brag House Holdings, Inc.		Accepted and agreed to by Artemis Ave LLC

By:	/s/ Lavell Juan Malloy, II	By:	/s/ Gregory Butler
Print Name:	Lavell Juan Malloy, II	Print Name:	Gregory Butler
Title:	CEO	Title:	CEO

Date:	11/13/2024	Date:	11/13/2024

EXHIBIT B

STATEMENT OF WORK #2

Brag House Machine Learning (“ML”) Solutions Scoping

This Statement of Work sets forth certain terms, conditions and covenants that are to be incorporated into the Agreement such that all such terms, conditions and covenants herein shall form part of the Agreement and be read and interpreted as part of the Agreement in its entirety. This Statement of Work contains specific information on the Services to be performed by Artemis for Brag. This Statement of Work and must be completed in full and executed by the Parties before any Services will be performed by Artemis. Should there be any discrepancy between the contents of this Statement of Work and the body of the Agreement, the body of the Agreement shall govern.

1. Agreement: This Statement of Work is entered into pursuant to, and forms part of, the terms, of the Master Services Agreement, dated _________, 2024, between Artemis Ave LLC (“Artemis”) and Brag House Holdings, Inc. (“Brag”) (the “Agreement”).

2. Stock Consideration and Payment for Reimbursable Expenses:

Stock Consideration: In exchange for the provision and completion by Artemis of the Services provided for herein, Brag has agreed to issue to Artemis 312,500 shares of Brag Common Stock to be applied toward the development of features as provided in this Exhibit B. These shares are in addition to those issued pursuant to Exhibit A and shall be released from lock-up as follows:

●	Phase 1: An aggregate of 25% of the 312,500 shares of Brag Common Stock shall be released from lock-up within 180 days of completion of the Brag IPO.

●	Phase 2: Upon completion of Phase 1, an additional 25% of the 312,500 shares of Brag Common Stock shall be released from lock-up.

●	Phase 3: Upon completion of Phase 2, an additional 25% of the 312,500 shares of Brag Common Stock shall be released from lock-up.

●	Phase 4: Upon completion of Phase 3, the remaining 25% of the 312,500 shares of Brag Common Stock shall be released from lock-up.

Notwithstanding the foregoing, unless mutually agreed upon by the Parties, the shares of Brag Common Stock issuable above shall not be released unless and until the prior phase of Services in Exhibit B has been completed in accordance with jointly established acceptance criteria. Prior to the commencement of each phase, Brag and Artemis shall jointly develop and agree upon specific acceptance criteria applicable to the Services in that phase, documenting these criteria in a mutually approved written addendum to the relevant SOW. Each addendum shall outline the Parties’ responsibilities, expected deliverables, and performance standards for the phase. Upon completion of each phase, as validated against these criteria and in accordance with Section 6 of this Agreement, the next tranche of shares of Brag Common Stock shall become issuable.

Artemis may not sell or otherwise transfer the shares of Brag Common Stock it receives as Stock Consideration hereunder (i) until such time as the Brag IPO has been consummated and closed; and (ii) in any event, until such time as such Brag Common Stock has been the subject of registration under the Securities Act or there is available a valid exemption from registration.

3. Scope of Services: Artemis shall provide the following Services related to the development of the Software (“Project”). At a high level, these Services would include, but not limited to the following during the Term of the Agreement:

●	Project planning and management;

●	Designing and Developing the Software for use in the Field of Use in connection with the License Agreements;

●	Participating in a reasonable number of scheduled workshops and requirements gathering with Brag to further understand and validate requirements and reviewing feedback of options and recommendations for the Brag Platform (based on the requirements);

●	Participating in a reasonable number of requirements refinement meetings, planning meetings, issue remediation discussions;

●	Testing the Software, which include fixing Nonconformities identified in the Deliverable in accordance with the Agreement;

●	Participating in the Pilot Project in accordance with the Agreement; and

●	Reasonably assisting with deployment and performance testing of the Software.

General Considerations:

Continuous Learning and Adaptation: [*****].

Feedback Loop: [*****].

The following is a general overview of the features and requirements of the Brag Platform. Specific details, timelines and priorities will be defined and adjusted mutually to meet business and opportunity needs, as possible. Further, existing ZuCasa Software will be part of the licensed product.

Services - Phase 1:

#1 - [*****]

#2 - [*****]

#3 - [*****]

Services - Phase 2:

#4 - [*****]

#5 - [*****]

Accepted and agreed to by Brag House Holdings, Inc.		Accepted and agreed to by Artemis Ave LLC

By:	/s/ Lavell Juan Malloy, II	By:	/s/ Gregory Butler
Print Name:	Lavell Juan Malloy, II	Print Name:	Gregory Butler
Title:	CEO	Title:	CEO

Date:	11/13/2024	Date:	11/13/2024

EXHIBIT C

STATEMENT OF WORK #3

Support and Maintenance

This Statement of Work sets forth certain terms, conditions and covenants that are to be incorporated into the Agreement such that all such terms, conditions and covenants herein shall form part of the Agreement and be read and interpreted as part of the Agreement in its entirety. This Statement of Work contains specific information on the Services to be performed by Artemis for Brag. This Statement of Work and must be completed in full and executed by the Parties before any Services will be performed by Artemis. Should there be any discrepancy between the contents of this Statement of Work and the body of the Agreement, the body of the Agreement shall govern.

1. Agreement: This Statement of Work is entered into pursuant to, and forms part of, the terms, of the Master Services Agreement, dated ______, 2024, between Artemis Ave LLC (“Artemis”) and Brag House Holdings, Inc. (“Brag”) (the “Agreement”).

2. Stock Consideration and Payment for Reimbursable Expenses: The requirements outlined in this Statement of Work may include additional costs beyond those currently assigned to the development of the core product.

Stock Consideration: In exchange for the provision and completion by Artemis of the Services provided for in the Agreement, Brag agreed to issue to Artemis 312,500 shares of Brag Common Stock in consideration of the provision and completion of the Services under Exhibit A (Statement of Services #1), and (ii) another 312,500 shares of Brag Common Stock in consideration of the provision and completion of the Services under Exhibit B (Statement of Services #2). In exchange for the provision and completion by Artemis of the Services provided for in this Exhibit C (Statement of Services #3), Brag has agreed to issue to Artemis an additional 312,500 shares of Brag Common Stock that shall be released from lock-up as follows:

●	An aggregate of 20% of the 312,500 shares of Brag Common Stock shall be released from lock-up thirty (30) days following completion of the Brag IPO.

●	An aggregate of 20% of the 312,500 shares of Brag Common Stock shall be released from lock-up one (1) year following completion (including closing) of the Brag IPO.

●	An aggregate of 20% of the 312,500 shares of Brag Common Stock shall be released from lock-up two (2) years following completion (including closing) of the Brag IPO.

●	An aggregate of 20% of the 312,500 shares of Brag Common Stock shall be released from lock-up three (3) years following completion (including closing) of the Brag IPO.

●	An aggregate of 20% of the 312,500 shares of Brag Common Stock shall be released from lock-up four (4) years following completion (including closing) of the Brag IPO.

Notwithstanding the foregoing, unless mutually agreed upon by the Parties, the shares of Brag Common Stock issuable above shall not be released unless and until the prior phase of Services in Exhibit C has been completed in accordance with jointly established acceptance criteria. Prior to the commencement of each phase, Brag and Artemis shall jointly develop and agree upon specific acceptance criteria applicable to the Services in that phase, documenting these criteria in a mutually approved written addendum to the relevant SOW. Each addendum shall outline the Parties’ responsibilities, expected deliverables, and performance standards for the phase. Upon completion of each phase, as validated against these criteria and in accordance with Section 6 of this Agreement, the next tranche of shares of Brag Common Stock shall become issuable.

Artemis may not sell or otherwise transfer the shares of Brag Common Stock it receives as Stock Consideration hereunder (i) until such time as the Brag IPO has been consummated and closed; and (ii) in any event, until such time as such Brag Common Stock has been the subject of registration under the Securities Act or there is available a valid exemption from registration.

3. Scope of Services: Artemis shall provide the following Services related to the development of the Software (“Project”). At a high level, these Services would include, but not limited to the following during the Term of the Agreement for any and all software developed or wholly controlled by Artemis Ave:

●	Infrastructure upkeep;

●	Maintenance and troubleshooting;

●	Reasonable record keeping of identified and resolved issues;

●	Scheduled meetings to review support and maintenance;

●	Best practices when working with third party vendors in relation to any troubleshooting or issues that cannot be clearly defined;

●	Participating in the Pilot Project in accordance with the Agreement; and

●	Reasonably assisting with the deployment of best practices for Brag’s client support process.

Accepted and agreed to by Brag House Holdings, Inc.		Accepted and agreed to by Artemis Ave LLC

By:	/s/ Lavell Juan Malloy, II	By:	/s/ Gregory Butler
Print Name:	Lavell Juan Malloy, II	Print Name:	Gregory Butler
Title:	CEO	Title:	CEO

Date:	11/13/2024	Date:	11/13/2024